Exhibit 99.1

Contact:

APPLETON PAPERS INC.

Bill Van Den Brandt, Manager, Corporate Communications

(920) 991-8613; bvandenbrandt@appletonideas.com

HICKS ACQUISITION COMPANY II, INC.

Mark Semer, Kekst and Company

(212) 521-4802; mark-semer@kekst.com

HICKS ACQUISITION COMPANY II, INC. ANNOUNCES EFFECTIVENESS

OF REGISTRATION STATEMENT IN CONNECTION

WITH APPVION TRANSACTION

APPLETON, WI & DALLAS, TX — July 2, 2012 — Hicks Acquisition Company II, Inc. (Nasdaq: HKAC) (“HACII”), a special purpose acquisition company sponsored and headed by Thomas O. Hicks, announced today that the Registration Statement on Form S-4 filed by HACII in connection with its proposed business combination with Appleton Papers Inc. (which will begin doing business as “Appvion” at closing) was declared effective by the Securities and Exchange Commission (the “SEC”) on June 29, 2012. HACII’s proxy statement, included as part of the registration statement, is in the process of being mailed to HACII’s security holders as of the applicable record dates.

HACII also announced today a revised proposal to amend the terms of its outstanding warrants in connection with the proposed business combination with Appleton. Under the revised warrant amendment proposal, the number of shares of common stock of HACII issuable upon exercise of HACII’s outstanding warrants will be reduced by half and, in addition, the holders of HACII’s outstanding public warrants will receive $0.625 per warrant at closing. The terms of the warrants will only be amended with the approval of warrantholders who own at least 65 percent of the outstanding public warrants.

HACII previously announced that a special meeting of its stockholders to consider and vote on the proposed business combination with Appleton and other related matters would be held on July 11, 2012 at 10:00 a.m. Central Daylight Time. HACII has changed the date of this special meeting to July 12, 2012 at 10:00 a.m. Central Daylight Time. HACII will also hold a special meeting of its public warrantholders on July 12, 2012 at 9:00 a.m. Central Daylight Time to vote on the proposal to amend the terms of HACII’s outstanding warrants, as discussed above. Each of these meetings will be held at the offices of Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Avenue, 39th Floor, Dallas, Texas 75201.

In addition to the approval of HACII’s stockholders, completion of the business combination between HACII and Appleton is subject to the expiration or early termination of any applicable Hart-Scott-Rodino waiting period, approval by State Street Bank and Trust Company, approval by the trustee representing participants in the Appleton ESOP and certain other closing conditions.

ABOUT HICKS ACQUISITION COMPANY II, INC.

Hicks Acquisition Company II, Inc. is a special purpose acquisition company, launched in October 2010 through an initial public offering that raised $150 million of gross proceeds. Founded by Thomas O. Hicks, HACII was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. It currently has no operating business. The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to HACII’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, which was declared effective by the SEC on June 29, 2012.

ABOUT APPLETON

Appleton creates product solutions through its development and use of coating formulations, coating applications and Encapsys® microencapsulation technology. The company produces thermal, carbonless and security papers and

Encapsys products. Appleton, headquartered in Appleton, Wisconsin, has manufacturing operations in Wisconsin, Ohio and Pennsylvania, employs approximately 1,700 people and has been 100 percent employee-owned since 2001. For more information, visit www.appletonideas.com. When the transaction closes, Appleton will do business as Appvion. The new name combines the words “applied” and “innovation,” reflecting the company’s successful transformation from a paper company to a business focused on coating formulations and applications, and specialty chemicals.

NO ASSURANCES

There can be no assurance that the transaction between HACII and Appleton will be completed, nor can there be any assurance, if the transaction is completed, that the potential benefits of combining the companies will be realized. The description of the transactions contained herein is only a summary and is qualified in its entirety by reference to HACII’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, which was declared effective by the SEC on June 29, 2012.

IMPORTANT ADDITIONAL INFORMATION REGARDING THE TRANSACTION HAS BEEN FILED WITH THE SEC

This communication may be deemed to be solicitation material in respect of the proposed transactions between HACII and Appleton. In connection with the proposed transactions, HACII has filed with the SEC a Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, which was declared effective on June 29, 2012 and is available free of charge on the SEC’s web site, http://www.sec.gov. WE URGE STOCKHOLDERS AND WARRANTHOLDERS TO READ HACII’S REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, AND THE OTHER MATERIALS FILED WITH THE SEC BY HACII, APPLETON AND PAPERWEIGHT DEVELOPMENT CORP. (“PDC”) CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HACII, APPLETON, PDC AND THE TRANSACTION. Investors will be able to obtain free copies of HACII’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, as well as other filed documents containing information about HACII, Appleton and PDC, on the SEC’s website at http://www.sec.gov. Free copies of HACII’s SEC filings are also available from HACII upon written request to Hicks Acquisition Company II, Inc., 100 Crescent Court, Suite 1200, Dallas, Texas 75201.

PARTICIPANTS IN THE SOLICITATION

HACII and its directors and officers may be deemed participants in the solicitation of proxies to HACII’s stockholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in HACII is contained in HACII’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 8, 2012, and HACII’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, which was declared effective by the SEC on June 29, 2012. HACII’s security holders may obtain additional information about the interests of the directors and officers of HACII in the transaction by reading the proxy statement included in HACII’s Registration Statement and the other materials filed with the SEC regarding the transaction.

Appleton and its directors and officers may be deemed participants in the solicitation of proxies to HACII’s stockholders with respect to the transaction. A list of the names of these directors and officers and a description of their interests is contained in Appleton’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 23, 2012, and HACII’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, which was declared effective by the SEC on June 29, 2012. Investors and security holders may obtain additional information about the interests of such participants by reading the proxy statement included in HACII’s Registration Statement on Form S-4 and the other materials filed with the SEC regarding the transaction.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, regarding the transaction and HACII’s plans, objectives and intentions. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release.

Forward-looking statements in this press release include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: uncertainties as to the timing of the transaction, approval of the transaction by HACII’s stockholders; the satisfaction of closing conditions to the transaction, including the receipt of any required regulatory approvals; costs related to the transaction; costs and potential liabilities of Appleton relating to environmental regulation and litigation (including Lower Fox River); potential failure of Appleton’s former parent to comply with its indemnification obligations; HACII’s ability to remain listed on Nasdaq; costs of compliance with environmental laws; Appleton’s substantial amount of indebtedness; the ability of Appleton to develop and introduce new and enhanced products, improve productivity and reduce operating costs; Appleton’s reliance on a relatively small number of customers and third parties suppliers; the cessation of papermaking and transition to base stock supplied under the long-term supply agreement with Domtar Corporation; the global credit market crisis and economic weakness; competitors in its various markets; volatility of raw materials costs; Appleton’s underfunded pension plans; future legislation or regulations intended to reform pension and other employee benefit plans; and the legal obligations of PDC, Appleton’s current owner, to repurchase common stock from employees and former employees, which may lead to a default under the agreements governing Appleton’s indebtedness or constrain Appleton’s ability to make investments. Actual results may differ materially from those contained in the forward-looking statements in this press release. HACII undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.